Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350

(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of, Sears Oil and Gas Corporation (the "Company") on Form 10-K for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. Reed Petersen, Treasurer, Secretary Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 13, 2013

By:  /s/ G. Reed Petersen

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G. Reed Petersen, Treasurer, Secretary

Chief Financial Officer